SECOND QUARTER 2014 | EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward- looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2013 Annual Report on Form 10-K under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q2 2014 RESULTS

4 Q2 2014 HIGHLIGHTS • Adjusted net income of $59.6 million ($0.48 per share) compared to $62.0 million ($0.56 per share) in Q2 2013 – Q2 2014 includes approximately $22 million of pretax non-cash expenses related to an impairment, a business disposition and a Venezuelan currency devaluation • Net sales of $1.20 billion, an increase of 11.7% from Q2 2013 net sales of $1.07 billion (an organic decrease of 5.0%) • Adjusted operating income of $109.1 million compared to $116.6 million in Q2 2013 • Second quarter gas- and fluid-handling orders of $593.8 million compared to orders of $478.2 million in Q2 2013, an increase of 24.2% (an organic increase of 4.6%) • Gas- and fluid-handling backlog of $1.6 billion at period end

5 YEAR TO DATE 2014 HIGHLIGHTS • Adjusted net income of $111.2 million ($0.91 per share) compared to $95.5 million ($0.83 per share) in the six months ended June 28, 2013 • Net sales of $2.25 billion, an increase of 11.5% from the six months ended June 28, 2013 net sales of $2.02 billion (flat organically) • Adjusted operating income of $203.2 million compared to $194.8 million in the six months ended June 28, 2013 • Gas- and fluid-handling orders of $1.18 billion compared to orders of $980.3 million in the six months ended June 28, 2013, an increase of 20.1% (an organic increase of 3.4%)

GAS AND FLUID HANDLING

7 GAS AND FLUID HANDLING Q2 2014 HIGHLIGHTS • Net sales of $568.9 million compared to net sales of $516.8 million in Q2 2013, an increase of 10.1% (an organic decrease of 7.0%) • Adjusted segment operating income of $45.7 million and adjusted segment operating income margin of 8.0% • Second quarter orders of $593.8 million compared to orders of $478.2 million in Q2 2013, an increase of 24.2% (an organic increase of 4.6%) • Backlog of $1.6 billion at period end

8 GAS AND FLUID HANDLING YTD 2014 HIGHLIGHTS • Net sales of $1.14 billion compared to net sales of $941.9 million in the six months ended June 28, 2013, an increase of 21.3% (an organic increase of 3.2%) • Adjusted segment operating income of $101.7 million and adjusted segment operating income margin of 8.9% • Orders of $1.18 billion compared to orders of $980.3 million in the six months ended June 28, 2013, an increase of 20.1% (an organic increase of 3.4%)

9 ORDERS AND BACKLOG $478.2 $593.8 $980.3 $1,177.2 $0.0 $150.0 $300.0 $450.0 $600.0 $750.0 $900.0 $1,050.0 $1,200.0 Q2 2013 Q2 2014 YTD 2013 YTD 2014 - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 1,400.0 1,600.0 1,800.0 ORDERS BACKLOG(1) (1) Backlog data for the periods prior to Q1 2012 are presented on a proforma basis. Note: Dollars in millions (unaudited). $1.39B QTD YTD Existing Businesses 4.6% 3.4% Acquisitions 18.7% 16.5% FX Translation 0.9% 0.2% Total Growth 24.2% 20.1% $1.59B $1.58B

10 GEOGRAPHIC EXPOSURE YTD 2014 REVENUE $516.8 $568.9 $941.9 $1,142.9 $0.0 $150.0 $300.0 $450.0 $600.0 $750.0 $900.0 $1,050.0 $1,200.0 Q2 2013 Q2 2014 YTD 2013 YTD 2014 66% 34% Foremarket Aftermarket REVENUE AFTERMARKET REVENUE YTD 2014 57% 43% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). QTD YTD Existing Businesses (7.0)% 3.2% Acquisitions 16.3% 18.0% FX Translation 0.8% 0.1% Total Growth 10.1% 21.3%

11 Q2 2014 SALES AND ORDERS BY END MARKET Power Generation 32% Oil, Gas & Petro-chemical 20% Marine 11% Mining 6% General Industrial and Other 31% SALES: $568.9 Million Total (Decline) Growth Organic (Decline) Growth Power Generation (10.8)% (14.9)% Oil, Gas & Petrochemical 0.6% (16.8)% Marine 6.5% 2.1% Mining 34.0% 11.9% General Industrial & Other 52.6% 8.1% Total 10.1% (7.0)% Power Generation 30% Oil, Gas & Petro-chemical 18% Marine 18% Mining 6% General Industrial and Other 28% ORDERS: $593.8 Million Total (Decline) Growth Organic (Decline) Growth Power Generation (1.5)% (10.6)% Oil, Gas & Petrochemical (4.9)% (26.4)% Marine 95.0% 85.4% Mining 21.6% 3.7% General Industrial & Other 61.4% 20.9% Total 24.2% 4.6%

12 YTD 2014 SALES AND ORDERS BY END MARKET Power Generation 36% Oil, Gas & Petro-chemical 20% Marine 10% Mining 5% General Industrial and Other 29% SALES: $1.14 Billion Total Growth Organic Growth (Decline) Power Generation 14.4% 5.9% Oil, Gas & Petrochemical 11.8% (5.0)% Marine 5.8% 2.7% Mining 5.5% (16.6)% General Industrial & Other 54.2% 11.8% Total 21.3% 3.2% Power Generation 35% Oil, Gas & Petro-chemical 17% Marine 14% Mining 6% General Industrial and Other 28% ORDERS: $1.18 Billion Total Growth (Decline) Organic Growth (Decline) Power Generation 7.8% 0.3% Oil, Gas & Petrochemical (16.5)% (34.9)% Marine 50.7% 45.1% Mining 43.5% 24.2% General Industrial & Other 64.6% 26.6% Total 20.1% 3.4%

13 POWER GENERATION MARKET PERSPECTIVE SALES & ORDERS (DECLINE) GROWTH 35% • Served by both Howden and Colfax Fluid Handling • Lower sales due to new-build project timing in China and slow aftermarket sales in the U.S. • Fluid Handling orders impacted by downturn in demand for combined cycle power stations • Howden saw declines in China SCR orders, partially offset by increases in new-build components, particularly air heaters YTD 2014 SALES SPLIT YTD 2014 ORDERS SPLIT 36% HIGHLIGHTS Q2 2014 vs. Q2 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales (10.8)% (14.9)% 14.4% 5.9% Orders (1.5)% (10.6)% 7.8% 0.3%

14 OIL, GAS & PETROCHEMICAL MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) 17% • Served by both Howden and Colfax Fluid Handling • Period over period comparisons are difficult due to the timing of large projects • Continue to see deferrals of major projects across core geographies, particularly Asia and Latin America • Revenue declines due to softening order book; saw strong orders for new dry-seal compressor and in CKD acquisition YTD 2014 SALES SPLIT YTD 2014 ORDERS SPLIT 20% HIGHLIGHTS Q2 2014 vs. Q2 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales 0.6% (16.8)% 11.8% (5.0)% Orders (4.9)% (26.4)% (16.5)% (34.9)%

15 MARINE MARKET PERSPECTIVE SALES & ORDERS GROWTH 14% • Primarily served by Colfax Fluid Handling • Continued strength in offshore supply vessel (OSV), with continued pricing pressure in commercial marine • Excellent quarter for bookings, led by defense, strong OSV and continued success of CM-1000 product • Received $30M order for defense and nine additional CM- 1000 retrofit orders in the quarter YTD 2014 SALES SPLIT YTD 2014 ORDERS SPLIT 10% HIGHLIGHTS Note: Marine market comprised of commercial marine and government, or defense, customers Q2 2014 vs. Q2 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales 6.5% 2.1% 5.8% 2.7% Orders 95.0% 85.4% 50.7% 45.1%

16 MINING MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) 6% • Primarily served by Howden • Remains a depressed market; faced subdued spending for the past year and a half • Some bright spots; received a large Australian order for a tin and zinc mine and some additional copper projects in Chile • Order declines partially offset by our 2013 Alphair acquisition YTD 2014 SALES SPLIT YTD 2014 ORDERS SPLIT 5% HIGHLIGHTS Q2 2014 vs. Q2 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales 34.0% 11.9% 5.5% (16.6)% Orders 21.6% 3.7% 43.5% 24.2%

17 GENERAL INDUSTRIAL & OTHER MARKET PERSPECTIVE SALES & ORDERS GROWTH 28% • Includes both Howden and Colfax Fluid Handling • Volatile quarter to quarter due to large orders • Howden had significant activity in steel and cement; steel plant desulfurization being the most active • Fluid Handling benefited from strength in diesel engines and non-residential construction, primarily low-rise elevator pumps YTD 2014 SALES SPLIT YTD 2014 ORDERS SPLIT 29% HIGHLIGHTS Q2 2014 vs. Q2 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales 52.6% 8.1% 54.2% 11.8% Orders 61.4% 20.9% 64.6% 26.6%

FABRICATION TECHNOLOGY

19 FABRICATION TECHNOLOGY Q2 2014 HIGHLIGHTS • Net sales of $630.4 million compared to net sales of $557.3 million in Q2 2013, an increase of 13.1% (an organic decline of 3.1%) • Adjusted segment operating income of $77.1 million and adjusted segment operating income margin of 12.2% – Sequential margin improvement of 100 basis points – Improvement over Q2 2013 of 150 basis points

20 FABRICATION TECHNOLOGY YTD 2014 HIGHLIGHTS • Net sales of $1.11 billion compared to net sales of $1.08 billion in the six months ended June 28, 2013, an increase of 2.9% (an organic decline of 2.8%) • Adjusted segment operating income of $131.0 million and adjusted segment operating income margin of 11.8% – Improvement over the six months ended June 28, 2013 of 220 basis points

21 GEOGRAPHIC EXPOSURE YTD 2014 REVENUE $557.3 $630.4 $1,079.4 $1,110.8 $0.0 $150.0 $300.0 $450.0 $600.0 $750.0 $900.0 $1,050.0 $1,200.0 Q2 2013 Q2 2014 YTD 2013 YTD 2014 74% 26% Consumables Equipment REVENUE REVENUE YTD 2014 46% 54% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). QTD YTD Volume (5.0)% (4.0)% Price/ Mix 1.9% 1.2 % Acquisitions 19.4% 10.0% FX Translation (3.2)% (4.3)% Total Growth 13.1% 2.9%

RESULTS OF OPERATIONS

23 INCOME STATEMENT SUMMARY (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. Note: Dollars in millions, except per share amounts. June 27, 2014 June 28, 2013 June 27, 2014 June 28, 2013 Net sales 1,199.3$ 1,074.1$ 2,253.7$ 2,021.3$ Gross profit 388.2$ 337.8$ 713.8$ 628.5$ % of sales 32.4% 31.4% 31.7% 31.1 % SG&A expense 279.0$ 221.7$ 510.6$ 435.9$ % of sales 23.3% 20.6% 22.7% 21.6 % Adjusted operating income 109.1$ 116.6$ 203.2$ 194.8$ % of sales 9.1% 10.9% 9.0% 9.6 % Adjusted net income 59.6$ 62.0$ 111.2$ 95.5$ % of sales 5.0% 5.8% 4.9% 4.7 % Adjusted net income per share 0.48$ 0.56$ 0.91$ 0.83$ Three Months Ended Six Months Ended

APPENDIX

25 DISCLAIMER Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are projected adjusted net income, projected adjusted net income per share, adjusted net income, adjusted net income per share, adjusted operating income, organic sales growth (decline) and organic order growth (decline). Projected adjusted net income, projected adjusted net income per share, adjusted net income, adjusted net income per share and adjusted operating income exclude restructuring and other related charges and, for the 2013 periods presented, asbestos coverage litigation expense. Projected adjusted net income, projected adjusted net income per share, adjusted net income and adjusted net income per share for the six months ended June 27, 2014, exclude the preferred stock conversion inducement payment. The effective tax rates used to calculate adjusted net income and adjusted net income per share are 30.7% and 29.0% for the second quarter and six months ended June 27, 2014, respectively, and 28.2% and 29.0% for the second quarter and six months ended June 28, 2013. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of asbestos insurance coverage issues, restructuring and other related charges and preferred stock conversion inducement payment. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates.

NON-GAAP RECONCILIATION

(unaudited)

	Q2 2014				Q2 2013			
	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation
Net sales	$ 568,940	$ 630,396	$ —	$ 1,199,336	$ 516,763	$ 557,355	$ —	$ 1,074,118
Victor net sales		108,070						
		$ 522,326						
Operating income (loss)	39,052 6.9 %	70,252 11.1 %	(13,636)	95,668 8.0 %	69,247 13.4 %	55,143 9.9 %	(12,738)	111,652 10.4 %
Restructuring and other related charges	6,638	6,836	-	13,474	193	4,284	-	4,477
Asbestos coverage litigation expense	-	-	-	-	468	-	-	468
Adjusted operating income (loss)	$ 45,690 8.0 %	$ 77,088 12.2 %	$ (13,636)	$ 109,142 9.1 %	$ 69,908 13.5 %	$ 59,427 10.7 %	$ (12,738)	$ 116,597 10.9 %
Less: Victor adjusted operating income		11,336						
Adjusted operating income excluding Victor		$ 65,752 12.6 %						

	Six Months Ended June 27, 2014				Six Months Ended June 28, 2013			
	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation
Net sales	$ 1,142,889	$ 1,110,778	$ —	$ 2,253,667	$ 941,868	$ 1,079,393	$ —	$ 2,021,261
Operating income (loss)	92,150 8.1 %	120,703 10.9 %	(29,447)	183,406 8.1 %	110,462 11.7 %	96,670 9.0 %	(23,153)	183,979 9.1 %
Restructuring and other related charges	9,538	10,248	-	19,786	1,466	7,225	-	8,691
Asbestos coverage litigation expense	-	-	-	-	2,174	-	-	2,174
Adjusted operating income (loss)	$ 101,688 8.9 %	$ 130,951 11.8 %	$ (29,447)	$ 203,192 9.0 %	$ 114,102 12.1 %	$ 103,895 9.6 %	$ (23,153)	$ 194,844 9.6 %

Note: Dollars in thousands.

26

COLFAX

NON-GAAP RECONCILIATION

(preliminary, unaudited)

	Three Months Ended		Six Months Ended	
	June 27, 2014	June 28, 2013	June 27, 2014	June 28, 2013
Adjusted Net Income				
Net income attributable to Colfax Corporation[1]	$ 191,785	$ 58,392	$ 238,575	$ 86,027
Restructuring and other related charges	13,474	4,477	19,786	8,691
Asbestos coverage litigation expense	-	468	-	2,174
Tax adjustment[2]	(145,634)	(1,354)	(147,122)	(1,354)
Adjusted net income	$ 59,625	$ 61,983	$ 111,239	$ 95,538
Adjusted net income margin	5.0 %	5.8 %	4.9 %	4.7 %
Adjusted Net Income Per Share				
Net income available to Colfax Corporation common shareholders	$ 191,785	$ 53,306	$ 216,662	$ 75,859
Restructuring and other related charges	13,474	4,477	19,786	8,691
Asbestos coverage litigation expense	-	468	-	2,174
Preferred stock conversion inducement payment	-	-	19,565	-
Tax adjustment[2]	(145,634)	(1,354)	(147,122)	(1,354)
Adjusted net income available to Colfax Corporation common shareholders	59,625	56,897	108,891	85,370
Dividends on preferred stock	-	-	2,348	-
Less: adjusted net income attributable to participating securities[3]	-	916	-	4,571
	$ 59,625	$ 55,981	$ 111,239	$ 80,799
Weighted-average shares outstanding - diluted	$ 125,485,480	$ 111,522,958	$ 122,721,700	$ 97,285,037
Adjusted net income per share	$ 0.48	$ 0.56	$ 0.91	$ 0.83
Net income per share — diluted (in accordance with GAAP)	$ 1.53	$ 0.52	$ 1.81	$ 0.74

(1) The (Benefit from) provision for income taxes for the second quarter and six months ended June 27, 2014 reflects our current estimate, which is subject to change. The final amount for the second quarter and six months ended June 27, 2014 will be reflected in the Company's Form 10-Q for the quarterly period ended June 27, 2014.

(2) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 30.7% and 29.0% for the second quarter and six months ended June 27, 2014, respectively, and 28.2% and 29.0% for the second quarter and six months ended June 28, 2013, respectively.

(3) Adjusted net income per share for periods prior to April 23, 2013 were calculated consistently with the two-class method in accordance with GAAP as the Series A preferred stock were considered participating securities. Subsequent to April 23, 2013, adjusted net income per share was calculated consistently with the if-converted method in accordance with GAAP as the Series A preferred stock were no longer participating securities. Adjusted net income per share for the six months ended June 28, 2013 excludes the impact of 12,173,291 common stock equivalent shares as their inclusion would be anti-dilutive. On February 12, 2014, the Series A Perpetual Convertible Preferred Stock were converted to common stock and the Company paid an $19.6 million conversion inducement to the holders of the Series A Perpetual Convertible Preferred Stock.

Note: Dollars in thousands, except per share amounts.

27

COLFAX

28 SALES & ORDERS GROWTH (unaudited) _____________________ Note: Dollars in millions. (1) Represents the incremental sales, orders and order backlog as a result of our acquisitions of Clarus Fluid Intelligence, LLC, CKD Kompressory a.s., the global industrial and industry division of Flakt Woods Group, TLT-Babcock Inc., Alphair Ventilating Systems Inc., and Sistemas Centrales de Lubrication S.A. de C.V. ("Sicelub"), and incremental sales as a result of our acquisition of Victor Technologies Holdings, Inc. $ % $ % For the three months ended June 28, 2013 1,074.1$ 478.2$ Components of Change: Existing Businesses (53.5) (5.0)% 22.2 4.6 % Acquisitions (1) 192.3 17.9% 89.5 18.7 % Foreign Currency Translation (13.6) (1.2)% 3.9 0.9 % Total 125.2 11.7% 115.6 24.2 % For the three months ended June 27, 2014 1,199.3$ 593.8$ $ % $ % $ % As of and for the six months ended June 28, 2013 2,021.3$ 980.3$ 1,388.4$ Components of Change: Existing Businesses — —% 33.3 3.4% (39.9) (2.9)% Acquisitions (1) 277.4 13.7% 161.6 16.5% 232.9 16.8 % Foreign Currency Translation (45.0) (2.2)% 2.0 0.2% 3.4 0.2 % Total 232.4 11.5% 196.9 20.1% 196.4 14.1 % As of and for the six months ended June 27, 2014 2,253.7$ 1,177.2$ 1,584.8$ Net Sales Orders Backlog at Period End Net Sales Orders

29 2014 OUTLOOK SUMMARY (July Update) _____________________ Note: Guidance as of July 17, 2014. Revenue Range 2014 Total $4.70 billion To $4.80 billion EPS and Adjusted Net Income Range 2014 Net income per share (1) $2.31 To $2.57 Adjusted net income $273 million To $291 million 2014 Adjusted net income per share (2) $2.20 To $2.35 Assumptions Restructuring costs $60 million Euro $1.35 Tax rate - adjusted basis/GAAP 29-30% Outstanding shares (if converted) – full year/Q2-Q4 124 million/125 million Depreciation $89 million Amortization $77 million Interest expense (based on LIBOR and EURIBOR = 25 bps) $56 million (1) A substantial gain on tax valuation allowances will increase GAAP earnings. Amount has not yet been finalized. (2) Excludes impact of restructuring charges, preferred stock conversion and gain on reversal of tax valuation allowances, which has not yet been quantified. (See Non-GAAP Reconciliation included in this slide deck)

30 2014 OUTLOOK SUMMARY (July Update) _____________________ Note: Guidance as of July 17, 2014. (1) Includes $10 million of transaction costs and year-one fair value adjustments. In thousands, except per share data LOW HIGH Revenue 4,700,000$ 4,800,000$ Adjusted Operating Profit (1) 485,000 510,000 Interest (56,000) (56,000) Taxes (126,000) (133,000) Noncontrolling interest (30,000) (30,000) Adjusted Net Income- Colfax 273,000 291,000 Adjusted EPS 2.20$ 2.35$ 2014

31 NON-GAAP RECONCILIATION (July Update) _____________________ Note: Guidance as of July 17, 2014. (1) Reflects the impact of the preferred stock conversion for GAAP EPS due to the anti-dilution of the if-converted method. (2) A substantial gain on tax valuation allowances will increase GAAP earnings. Amount has not yet been finalized. LOW HIGH Projected net income per share - diluted 2.31$ 2.57$ Restructuring costs 0.49 0.49 Preferred stock conversion(1) 0.18 0.18 Tax adjustment(2) (0.78) (0.89) - Projected adjusted net income per share - diluted 2.20$ 2.35$